U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 30, 2004
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                        (Date of earliest event reported)


                     Potash Corporation of Saskatchewan Inc.
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             (Exact Name of Registrant as Specified in its Charter)


          Canada                         1-1035                      N/A
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(State or Other Jurisdiction          (Commission              (IRS employer
     of Incorporation)                File Number)           Identification No.)


                             122 - 1st Avenue South
                     Saskatoon, Saskatchewan, Canada S7K 7G3
                                  306-933-8500
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 (Address and telephone number of the registrant's principal executive offices)

                                       N/A
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         (Former name or former address, if changed since last report)

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                                TABLE OF CONTENTS

Current Report on Form 8-K
    Item 1.01 Entry into a Material Definitive Agreement
Signature


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                     Potash Corporation of Saskatchewan Inc.
                           Current Report on Form 8-K





Item 1.01 Entry into a Material Definitive Agreement

     On September 30, 2004, Potash Corporation of Saskatchewan Inc. (the "Company") entered into an Agreement of Indemnification with each of the following executive officers and directors of the Company or certain of its direct and indirect subsidiary corporations: Daphne J. Arnason, Frederick J. Blesi, Wayne R. Brownlee, Karen Chasez, G. David Delaney, James F. Dietz, William J. Doyle, John W. Estey, Wade Fetzer III, John L.M. Hampton, Betty-Ann
L. Heggie, Dallas J. Howe, Barbara Jane Irwin, Robert A. Jaspar, Alice D. Laberge, Jeffrey J. McCaig, Mary Mogford, Garth W. Moore, Thomas J. Regan, Jr., Donald R. Roberts, Paul J. Schoenhals, Denis A. Sirois, E. Robert Stromberg, Jack G. Vicq, and Elena Viyella De Paliza. Each indemnification agreement between the Company and any of the above named executive officers and directors and in effect prior to September 30, 2004 was terminated and replaced by an Agreement of Indemnification dated as of September 30, 2004.

     The terms and conditions of each Agreement of Indemnification are contained in the Company's Form of Agreement of Indemnification, which was filed as
Exhibit 10(ii) to the Company's Quarterly Report on Form 10-Q for the period ending June 30, 2004. The terms and conditions provide generally, subject to certain conditions and exceptions, that the Company will indemnify the officer or director in respect of certain civil, criminal or administrative actions brought against such person by reason of being or having been a director or officer of the Company or its subsidiaries.



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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       Potash Corporation of Saskatchewan Inc.

                       By:   /s/ John L.M. Hampton
                               ----------------------------------------

                           John L.M. Hampton
                           Senior Vice President, General Counsel and Secretary Potash Corporation of Saskatchewan Inc.




Date: September 30, 2004